The words "First Investors" in a box across the top of the page.

FIRST INVESTORS
SPECIAL BOND FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2002

First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.

Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.*

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was 2.2%. During the period, the Fund declared dividends from net investment income of 80.8 cents per share.

Macroeconomic factors that contributed to the Fund's performance during the fiscal year were the pace of economic recovery, the prospect of war, and a flight to quality by investors. The lack of sustainability of the economic recovery cut short the corporate profit cycle, and concerns about a "double dip" recession caused a reduction in corporate investment. The prospect of war with Iraq and its effect on oil prices throughout the year hurt the profitability of many industrial companies. The seemingly endless stream of corporate fraud announcements and the resulting market volatility shattered investor confidence. Reflecting these concerns, the yield spread between high yield bonds and Treasuries reached its widest level since the early 1990s recession.

Given the bearish market environment, market participants shifted their profiles based on their appetite for risk. Asset classes perceived as less risky (i.e., U.S. Treasuries, high quality investment grade corporate bonds and government-backed mortgage securities) were the best performers in fiscal year 2002; the riskiest asset classes such as equities suffered steep losses. The high yield market was between these extremes.

In this environment, the main contributor to Fund performance was its defensive positioning. Our view entering 2002 was that the economic recovery would be slower than the market consensus. Therefore, the Fund took overweight positions in defensive industries such as cable television, diversified media, consumer non-durables, and health care. Consumer non-durables and diversified media were the two top performing sectors in 2002. In addition, health care also outperformed the market. Our attempt to position the Fund defensively did not work perfectly, however. The cable television sector, traditionally a defensive play, was the worst performing sector in the high yield market in 2002. Nonetheless, our strategy overall was successful and aided Fund performance.

FIRST INVESTORS SPECIAL BOND FUND, INC.*

Other factors that positively contributed to the Fund's performance were market-weighted positions in the energy and transportation sectors. The energy sector continued to perform well due to strong oil and gas prices. The transportation sector was helped by strong automotive sales. An underweight position in the utilities sector helped performance as this sector suffered from the fallout from Enron and overcapacity as newly constructed power plants drove down power prices.

By contrast, underweight positions in the gaming/leisure and financial services sectors hurt performance as both sectors outperformed the market. Given our view entering 2002 that the economic recovery would be slower than the market consensus, we were surprised that the gaming/leisure sector, which relies on discretionary spending by consumers, outperformed the market.

Corporate defaults were also an important factor in the performance of the Fund and the high yield market in general. Moody's issuer-weighted default rate for speculative grade bonds ended November 2002 at 8.7%, down from a peak of 10.8% in January 2002. The good news was that the default rate fell nine out of eleven months in 2002. On the flip side, the default rate was at a higher level for a longer period of time than in previous years. Moody's forecasting model predicts that the default rate will finish 2002 near 8.5%. Moody's 12-month forecast indicates that the default rate will continue to trend downward towards 7.1% by the end of the fourth quarter of 2003. A 7% default rate, though, is still approximately double the historical default rate.

Looking to 2003, we are cautiously optimistic. The U.S. economy seems to be in a low-growth, low-inflation environment. While this will make it difficult for high yield issuers to "grow out" of their debts, productivity gains and low interest rates do allow some room for deleveraging. Additionally, low dollar prices on existing bonds combined with a declining default rate are bullish for our market. On the negative side, geopolitical uncertainty looms large. The biggest risk to our outlook is on the geopolitical front, where the escalation of hostilities in the Middle East or elsewhere can trigger a flight of capital out of "risky" asset classes. In addition, the recent run up in oil prices due to the Iraqi situation and the strike by workers at PDVSA, Venezuela's state-operated energy company, have hurt the profitability of industrial companies and may cause lower business investment in the near term. In the longer run, if a "double-dip" recession were to occur, the decline of default rates would slow.

Thank you for making the Special Bond Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ RICHARD T. BOURKE

Richard T. Bourke
Co-Portfolio Manager

/s/ GREG MILLER

Greg Miller
Co-Portfolio Manager

January 31, 2003

 * The Fund is only available through the purchase of variable annuity contracts issued by First Investors Life Insurance Company. The annual report does not reflect the additional expenses and charges that are applicable to variable annuity contracts.

** There are a variety of risks associated with investing in all variable annuity subaccounts. For the bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.

Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Special Bond Fund, Inc. and the CS First Boston High Yield
Index.

           SPECIAL BOND   CS FIRST BOSTON
                   FUND  HIGH YIELD INDEX
 Dec-92         $10,000           $10,000
 Dec-93          11,825            11,891
 Dec-94          11,697            11,776
 Dec-95          14,125            13,822
 Dec-96          15,975            15,539
 Dec-97          17,722            17,502
 Dec-98          17,952            17,603
 Dec-99          19,072            18,001
 Dec-00          17,819            16,887
 Dec-01          17,816            17,942
 Dec-02          18,208            18,486

(INSET BOX IN CHART READS:)

                    Average Annual Total Return*
One Year                     2.20%
Five Years                   0.54%
Ten Years                    6.18%
S.E.C. 30-Day Yield          9.74%

  The graph compares a $10,000 investment in the First Investors Special Bond Fund, Inc. beginning 12/31/92 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 12/31/02, the Index consisted of 1,500 different issues, most of which are cash pay, but also included in the Index are zero-coupon bonds, step-bonds, payment-in-kind bonds and bonds which are in default. As of 12/31/02, approximately 4.3% of the market value of the Index was in default. The bonds included in the Index have an average life of 6.3 years, an average maturity of 7.1 years, an average duration of 4.0 years and an average coupon of 9.35%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/02. The returns shown do not reflect any sales charges, since the Fund sells it shares solely to First Investors Life Variable Annuity Fund A at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures are from CS First Boston Corporation and all other figures are from First Investors Management Company, Inc.

Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2002
----------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                                  Invested
                                                                                                  For Each
  Principal                                                                                     $10,000 of
    Amount    Security                                                                   Value  Net Assets
----------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--88.0%
              Aerospace/Defense--3.5%
      $150M   Alliant Techsystems, Inc., 8.5%, 2011                                   $162,750         $84
       500M   L-3 Communications Corp., 8%, 2008                                       521,250         268
----------------------------------------------------------------------------------------------------------
                                                                                       684,000         352
----------------------------------------------------------------------------------------------------------
              Automotive--5.8%
       225M   Accuride Corp., 9.25%, 2008                                              136,125          70
        75M   Asbury Automotive Group, 9%, 2012                                         65,625          34
       594M   Cambridge Industries (Liquidating Trust) ++**                              5,938           3
       500M   Collins & Aikman Products Co., 11.5%, 2006                               422,500         217
       175M   Dana Corp., 9%, 2011                                                     169,750          87
       500M   Special Devices, Inc., 11.375%, 2008                                     320,000         165
----------------------------------------------------------------------------------------------------------
                                                                                     1,119,938         576
----------------------------------------------------------------------------------------------------------
              Chemicals--3.9%
       325M   Hydrochem Industrial Services, Inc., 10.375%, 2007                       245,781         126
       150M   Lyondell Chemical Co., 9.5%, 2008                                        140,250          72
       200M   Millennium America, Inc., 9.25%, 2008                                    209,500         108
       150M   Noveon, Inc., 11%, 2011                                                  165,375          85
----------------------------------------------------------------------------------------------------------
                                                                                       760,906         391
----------------------------------------------------------------------------------------------------------
              Consumer Non-Durables--4.0%
       200M   AKI, Inc., 10.5%, 2008                                                   195,250         100
       555M   Hines Horticulture, Inc., 12.75%, 2005                                   585,525         301
----------------------------------------------------------------------------------------------------------
                                                                                       780,775         401
----------------------------------------------------------------------------------------------------------
              Energy--8.2%
       300M   Bluewater Finance, Ltd., 10.25%, 2012                                    295,500         152
       300M   Compagnie Generale de Geophysique, 10.625%, 2007                         265,500         136
       125M   Dresser, Inc., 9.375%, 2011                                              126,250          65
     1,000M   Giant Industries, Inc., 11%, 2012                                        675,000         347
       300M   Tesoro Petroleum Corp., 9.625%, 2008                                     205,500         106
        35M   Vintage Petroleum, Inc., 9%, 2005                                         35,350          18
----------------------------------------------------------------------------------------------------------
                                                                                     1,603,100         824
----------------------------------------------------------------------------------------------------------
              Food/Drug--1.8%
       350M   Di Giorgio Corp., 10%, 2007                                              345,625         178
----------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2002
----------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                                  Invested
                                                                                                  For Each
 Principal                                                                                      $10,000 of
    Amount    Security                                                                   Value  Net Assets
----------------------------------------------------------------------------------------------------------
              Food/Tobacco--3.9%
      $500M   Canandaigua Brands, Inc., 8.5%, 2009                                    $526,250        $271
       150M   Land O'Lakes, Inc., 8.75%, 2011                                           84,000          43
       150M   Pilgrim's Pride Corp., 9.625%, 2011                                      140,250          72
----------------------------------------------------------------------------------------------------------
                                                                                       750,500         386
----------------------------------------------------------------------------------------------------------
              Forest Products/Containers--2.9%
       175M   Potlatch Corp., 10%, 2011                                                192,500          99
       200M   Stone Container Corp., 9.75%, 2011                                       215,000         110
       175M   Tekni-Plex, Inc., 12.75%, 2010                                           164,500          85
----------------------------------------------------------------------------------------------------------
                                                                                       572,000         294
----------------------------------------------------------------------------------------------------------
              Gaming/Leisure--5.3%
       250M   Circus & Eldorado/Silver Legacy, 10.125%, 2012                           247,500         127
       450M   Isle of Capri Casinos, Inc., 8.75%, 2009                                 464,625         239
       180M   Outboard Marine Corp., 10.75%, 2008 ++**                                     225          --
       300M   Park Place Entertainment Corp., 9.375%, 2007                             321,000         165
----------------------------------------------------------------------------------------------------------
                                                                                     1,033,350         531
----------------------------------------------------------------------------------------------------------
              Health Care--7.0%
        75M   ALARIS Medical Systems, Inc., 11.625%, 2006                               85,031          44
       300M   CONMED Corp., 9%, 2008                                                   313,500         161
       400M   Fisher Scientific International, Inc., 9%, 2008                          419,000         215
       150M   Insight Health Services Corp., 9.875%, 2011                              144,750          74
       150M   MedQuest, Inc., 11.875%, 2012 +                                          147,000          76
       250M   Sybron Dental Specialties, 8.125%, 2012                                  253,750         130
----------------------------------------------------------------------------------------------------------
                                                                                     1,363,031         700
----------------------------------------------------------------------------------------------------------
              Housing--1.8%
       100M   Integrated Electrical Services, Inc., 9.375%, 2009                        92,500          48
       250M   Nortek, Inc., 9.875%, 2011                                               251,563         129
----------------------------------------------------------------------------------------------------------
                                                                                       344,063         177
----------------------------------------------------------------------------------------------------------
              Information Technology--.0%
       150M   Exodus Communications, Inc., 10.75%, 2009 ++                               8,250           4
----------------------------------------------------------------------------------------------------------
              Investment/Finance Companies--.2%
       125M   Finova Group, Inc., 7.5%, 2009                                            43,750          22
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                                  Invested
                                                                                                  For Each
 Principal                                                                                      $10,000 of
    Amount    Security                                                                   Value  Net Assets
----------------------------------------------------------------------------------------------------------
              Manufacturing--2.2%
      $600M   Columbus McKinnon Corp., 8.5%, 2008                                     $435,000        $224
----------------------------------------------------------------------------------------------------------
              Media-Broadcasting--2.4%
       150M   Nexstar Finance, LLC, 12%, 2008                                          163,500          84
       150M   Sinclair Broadcasting Group, Inc., 8.75%, 2011                           162,188          83
       136M   Young Broadcasting Corp., 10%, 2011                                      136,340          70
----------------------------------------------------------------------------------------------------------
                                                                                       462,028         237
----------------------------------------------------------------------------------------------------------
              Media-Cable TV--6.5%
       225M   Adelphia Communications Corp., 10.25%, 2011 ++                            87,750          45
       500M   Charter Communications Holdings LLC, 10%, 2009                           225,000         116
       500M   Mediacom LLC/Mediacom Capital Corp., 8.5%, 2008                          452,500         233
       300M   NTL, Inc., 11.5%, 2008 ++                                                 30,000          15
       500M   Star Choice Communications, Inc., 13%, 2005                              475,000         244
----------------------------------------------------------------------------------------------------------
                                                                                     1,270,250         653
----------------------------------------------------------------------------------------------------------
              Media-Diversified--10.1%
       460M   Carmike Cinemas, Inc., 10.375%, 2009                                     419,175         216
       500M   Garden State Newspapers, Inc., 8.625%, 2011                              507,500         261
       600M   Mail-Well I Corp., 8.75%, 2008                                           393,000         202
       500M   MDC Communications Corp., 10.5%, 2006                                    450,000         231
       200M   Quebecor Media, Inc., 11.125%, 2011                                      185,250          95
----------------------------------------------------------------------------------------------------------
                                                                                     1,954,925       1,005
----------------------------------------------------------------------------------------------------------
              Metals/Mining--5.0%
       600M   Commonwealth Aluminum Corp., 10.75%, 2006                                603,750         310
       350M   Euramax International PLC, 11.25%, 2006                                  363,125         187
----------------------------------------------------------------------------------------------------------
                                                                                       966,875         497
----------------------------------------------------------------------------------------------------------
              Retail-General Merchandise--1.6%
       300M   Michaels Stores, Inc., 9.25%, 2009                                       318,000         163
----------------------------------------------------------------------------------------------------------
              Services--4.6%
       400M   Allied Waste NA, Inc., 10%, 2009                                         399,000         205
       500M   Kindercare Learning Centers, Inc., 9.5%, 2009                            487,500         251
----------------------------------------------------------------------------------------------------------
                                                                                       886,500         456
----------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2002
----------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                                  Invested
 Principal                                                                                        For Each
    Amount                                                                                      $10,000 of
 or Shares    Security                                                                   Value  Net Assets
----------------------------------------------------------------------------------------------------------
              Telecommunications--3.4%
      $250M   GT Group Telecom, Inc., 0%-13.25%, 2010 ++                                   $25         $--
       600M   ICG Services, Inc., 0%-10%, 2008 ++                                        6,000           3
   Euro 38M   Netia Holdings BV, 10%, 2008 **                                          129,000          67
       450M   Nextel Communications, Inc., 0%-9.95%, 2008                              414,000         213
       500M   RCN Corp., 0%-11%, 2008                                                  107,500          55
       500M   Viatel, Inc., 0%-12.5%, 2008 ++**                                            802          --
       400M   XO Communications, Inc., 9%, 2008 ++                                       2,500           1
----------------------------------------------------------------------------------------------------------
                                                                                       659,827         339
----------------------------------------------------------------------------------------------------------
              Utilities--.9%
       125M   AES Drax Energy, Ltd., 11.5%, 2010 ++                                      2,188           1
       210M   Cathay International, Ltd., 13.5%, 2008 +                                173,775          89
----------------------------------------------------------------------------------------------------------
                                                                                       175,963          90
----------------------------------------------------------------------------------------------------------
              Wireless Communications--3.0%
       300M   Crown Castle International Corp., 9.375%, 2011                           250,500         129
              Triton Communications LLC:
       300M     0%-11%, 2008                                                           251,250         129
       100M     8.75%, 2011                                                             81,500          42
----------------------------------------------------------------------------------------------------------
                                                                                       583,250         300
----------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $21,588,385)                                   17,121,906       8,800
----------------------------------------------------------------------------------------------------------
              COMMON STOCKS--1.0%
              Media-Cable TV--.4%
     3,779  * Echostar Communications Corporation - Class "A"                           84,121          43
----------------------------------------------------------------------------------------------------------
              Media-Diversified--.6%
     1,500  * MediaNews Group, Inc. - Class "A"                                        112,500          58
----------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
       825  * NII Holdings, Inc. **                                                         --          --
     1,536  * Viatel Holding (Bermuda), Ltd. **                                          2,945           1
     2,037  * Viatel, Inc. **                                                               --          --
     1,571  * World Access, Inc.                                                             1          --
----------------------------------------------------------------------------------------------------------
                                                                                         2,946           1
----------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $982,593)                                           199,567         102
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
   Shares,                                                                                          Amount
  Warrants                                                                                        Invested
        or                                                                                        For Each
 Principal                                                                                      $10,000 of
    Amount    Security                                                                   Value  Net Assets
----------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.2%
              Health Care--.0%
        29  * Leiner Health Products, Inc., 9.625%, 2007 **                                $--         $--
----------------------------------------------------------------------------------------------------------
              Manufacturing--.2%
       352    Day International Group, Inc., 12.25%, 2010, PIK                          32,585          17
----------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     2,105  * Global Crossing Holding, Ltd., 10.5%, 2008, PIK                               21          --
----------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $486,020)                                         32,606          17
----------------------------------------------------------------------------------------------------------
              WARRANTS--.2%
              Media-Cable TV--.2%
    11,580  * Star Choice Communications, Inc. (expiring 12/15/05) +                    30,398          16
----------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
       250  * GT Group Telecom, Inc. (expiring 2/1/10) +                                   250          --
----------------------------------------------------------------------------------------------------------
              Wireless Communications--.0%
     1,100  * McCaw International, Ltd. (expiring 4/15/07) +                                11          --
----------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $22,587)                                                  30,659          16
----------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--6.0%
    $1,000M   U.S. Treasury Notes, 7%, 2006 (cost $1,042,448)                        1,159,725         596
----------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--1.5%
       300M   American General Corp., 1.3%, 1/7/03 (cost $299,935)                     299,935         154
----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $24,421,968)                             96.9%     18,844,398       9,685
Other Assets, Less Liabilities                                             3.1         613,086         315
----------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%    $19,457,484     $10,000
==========================================================================================================

 * Non-income producing

** Security valued at fair value (see Note 1A)

 + See Note 5

++ In default as to principal and/or interest payment

See notes to financial statements


Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC
December 31, 2002

------------------------------------------------------------------------
Assets
Investments in securities, at value
(identified cost $24,421,968)
(Note 1A)                                                    $18,844,398
Cash                                                             197,190
Interest receivable                                              443,106
Other assets                                                       4,373
                                                            ------------
Total Assets                                                  19,489,067
                                                            ------------
Liabilities
Accrued advisory fee                                              12,560
Accrued expenses                                                  19,023
                                                            ------------
Total Liabilities                                                 31,583
                                                            ------------
Net Assets                                                   $19,457,484
                                                            ============
Net Assets Consist of:
Capital paid in                                              $30,823,621
Accumulated deficit in net
investment income                                                (61,884)
Accumulated net realized loss
on investment transactions                                    (5,726,683)
Net unrealized depreciation
in value of investments                                       (5,577,570)
                                                            ------------
Total                                                        $19,457,484
                                                            ============
Net Asset Value, Offering Price and Redemption Price
Per Share ($19,457,484 divided by 2,464,043 shares
outstanding), 25,000,000 shares authorized,
$100 par value (Note 2)                                            $7.90
                                                            ============
See notes to financial statements


Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC
Year Ended December 31, 2002

------------------------------------------------------------------------
Investment Income
Income:
Interest                                      $2,181,817
Dividends (Note 1E)                                8,582
                                              ----------
Total income                                                  $2,190,399
Expenses (Notes 1 and 4):
Advisory fee                                     153,491
Professional fees                                 24,732
Custodian fees                                     5,473
Other expenses                                     7,199
                                              ----------
Total expenses                                   190,895
Less: Custodian fees paid
indirectly                                        (3,228)
                                              ----------
Net expenses                                                     187,667
                                                              ----------
Net investment income                                          2,002,732
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
Net realized loss on
investments                                   (2,714,834)
Net unrealized appreciation
of investments                                 1,121,587
                                              ----------
Net loss on investments                                       (1,593,247)
                                                              ----------
Net Increase in Net Assets Resulting
from Operations                                               $  409,485
                                                              ==========
See notes to financial statements


Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC

------------------------------------------------------------------------------------
Year Ended December 31                                          2002            2001
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                    $ 2,002,732     $ 2,264,722
Net realized loss on
investments                                               (2,714,834)     (1,278,646)
Net unrealized appreciation (depreciation)
of investments                                             1,121,587        (929,015)
                                                        ------------    ------------
Net increase in net assets resulting
from operations                                              409,485          57,061
                                                        ------------    ------------
Dividends to Shareholders
Net investment income                                     (2,017,139)     (2,379,747)
                                                        ------------    ------------
Capital Share Transactions *
Proceeds from shares sold                                     23,541         139,729
Reinvestment of dividends                                  2,017,139       2,379,747
Cost of shares redeemed                                   (3,033,647)     (2,274,038)
                                                        ------------    ------------
Net increase (decrease) in net assets resulting
from share transactions                                     (992,967)        245,438
                                                        ------------    ------------
Net decrease in net assets                                (2,600,621)     (2,077,248)

Net Assets
Beginning of year                                         22,058,105      24,135,353
                                                        ------------    ------------
End of the year (including accumulated
deficit in net investment income of ($61,884) and
$0, respectively)                                        $19,457,484     $22,058,105
                                                        ============    ============

*Capital Shares Issued and Redeemed
Sold                                                           3,005          14,793
Issued for dividends
reinvested                                                   248,778         267,300
Redeemed                                                    (372,487)       (246,167)
                                                        ------------    ------------
Net increase (decrease) in
capital shares                                              (120,704)         35,926
                                                        ============    ============
See notes to financial statements


Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2002

1. Significant Accounting Policies--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining value. For valuation purposes, where applicable, quotations of foreign securities in foreign countries are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available, or determined to be unreliable, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors. At December 31, 2002, the Fund held eight securities that were fair valued by its Valuation Committee with an aggregate value of $138,910 representing .71% of the Fund's net assets.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. As of December 31, 2002, the Fund had capital loss carryovers of $5,593,773 of which $287,903 expires in 2003, $253,501 in 2004, $636,995 in 2007, $365,853 in 2008, $1,284,606 in 2009
and $2,764,915 in 2010.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2002

D. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on the preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 2002, the Fund recognized $8,582 from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are amortized/accreted using the interest method. For the year ended December 31, 2002, the Fund's custodian has provided credits in the amount of $3,228 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock--Shares of the Fund are sold only through the purchase of First Investors Life Variable Annuity Fund A contracts issued by First Investors Life Insurance Company.

3. Security Transactions--For the year ended December 31, 2002, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated
$3,503,921 and $4,203,945, respectively.

As of December 31, 2002, the cost of investments for federal income tax purposes was $24,497,731. Accumulated net unrealized depreciation on investments was $5,653,333, consisting of $647,438 gross unrealized appreciation and $6,300,771 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 2002, total directors fees accrued by the Fund amounted to $300.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 2002, the Fund held five 144A securities with an aggregate value of $351,434 representing approximately 1.8% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk--The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Tax Components of Distributions to Shareholders--Distributions to shareholders on a tax basis during the years ended December 31, 2002 and 2001, consisting entirely of ordinary income, were $2,017,139 and $2,379,747, respectively.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

               Undistributed       Capital                              Total
                    Ordinary          Loss       Unrealized     Distributable
Fund                  Income     Carryover     Depreciation          Earnings
------                ------     ---------     ------------     -------------
Special Bond         $13,879   $(5,593,773)     $(5,786,243)     $(11,366,137)

Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                                             Year Ended December 31
                                   ----------------------------------------------------------------------------
                                        2002            2001*          2000            1999             1998
                                   ------------    ------------    ------------    ------------    ------------
Per Share Data

Net Asset Value,
Beginning of Year                        $ 8.53          $ 9.47          $11.37          $11.86          $12.89
                                   ------------    ------------    ------------    ------------    ------------
Income from Investment Operations
Net investment income                       .80             .90            1.08            1.10            1.12
Net realized and
unrealized loss
on investments                             (.62)           (.90)          (1.78)           (.39)           (.95)
                                   ------------    ------------    ------------    ------------    ------------
Total from Investment
Operations                                  .18              --            (.70)            .71             .17
                                   ------------    ------------    ------------    ------------    ------------
Less Dividends from
Net Investment Income                       .81             .94            1.20            1.20            1.20
                                   ------------    ------------    ------------    ------------    ------------
Net Asset Value,
End of Year                              $ 7.90          $ 8.53          $ 9.47          $11.37          $11.86
                                   ============    ============    ============    ============    ============

Total Return (%) +                         2.20            (.01)          (6.57)           6.24            1.29

Ratios/Supplemental Data

Net Assets, End of Year
(in thousands)                          $19,457         $22,058         $24,135         $30,194         $32,260

Ratio to Average Net Assets: (%)
Expenses                                    .93             .90             .89             .87             .89
Net Investment Income                      9.77            9.80           10.09            9.38            8.93

Portfolio Turnover Rate (%)                  18              35              37              32              65

* Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The per share data and ratios prior to 2001 have not been restated. The cumulative effect of this accounting change had no impact on total net assets of the Fund.

+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


See notes to financial statements

Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of December 31, 2002, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
February 3, 2003

FIRST INVESTORS SPECIAL BOND FUND, INC.
Directors and Officers*

                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
DISINTERESTED DIRECTORS

Robert M. Grohol 70      Director/Trustee         None/Retired             50               None
263 Woodland Road        since 6/30/00
Madison, NJ 07940

Rex R. Reed 80           Director/Trustee         None/Retired             50               None
259 Governors Drive      since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein 81    Director/Trustee         None/Retired             50               None
695 Charolais Circle     since 9/20/79
Edwards, CO 81632

James M. Srygley 70      Director/Trustee         Owner                    50               None
39 Hampton Road          since 1/19/95            Hampton
Chatham, NJ 07928                                 Properties

Robert F. Wentworth 73   Director/Trustee         None/Retired             50               None
217 Upland Downs Road    since 10/15/92
Manchester Center, VT
05255


                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
INTERESTED DIRECTORS**

Glenn O. Head 77         Director/Trustee         Chairman of              50               None
c/o First Investors      since 1968               First Investors
Management Company, Inc.                          Corporation,
95 Wall Street                                    Chairman of
New York, NY 10005                                First Investors
                                                  Consolidated
                                                  Corporation,
                                                  Chairman of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  Chairman of
                                                  Administrative Data
                                                  Management Corp.,
                                                  and officer of
                                                  other affiliated
                                                  companies.***

Kathryn S. Head 47       Director/Trustee         Vice President           50               None
c/o First Investors      since 3/17/94            of First Investors
Management Company, Inc.                          Corporation,
581 Main Street          President                President of
Woodbridge, NJ 07095     since 11/15/01           First Investors
                                                  Consolidated
                                                  Corporation,
                                                  President of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  President of
                                                  Administrative Data
                                                  Management Corp.,
                                                  Chairman of
                                                  First Investors
                                                  Federal Savings
                                                  Bank and
                                                  officer of
                                                  other affiliated
                                                  companies.***

FIRST INVESTORS SPECIAL BOND FUND, INC.
Directors and Officers* (continued)

                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
INTERESTED DIRECTORS** (continued)

Larry R. Lavoie 55       Director/Trustee         General Counsel          50               None
c/o First Investors      since 9/17/98            First Investors
Management Company, Inc.                          Corporation
95 Wall Street                                    and other
New York, NY 10005                                affiliated
                                                  companies.***

John T. Sullivan 70      Director/Trustee         Of Counsel               50               None
c/o First Investors      since 9/20/79            Hawkins,
Management Company, Inc.                          Delafield &
95 Wall Street                                    Wood; Director
New York, NY 10005                                and Chairman
                                                  of Executive
                                                  Committee of
                                                  First Investors
                                                  Corporation.

  * Each Trustee/Director serves for an indefinite term with the Funds, until his/her successor is elected.

 ** Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriter of the Funds, and (b) they are officers, directors and employees of the adviser and principal underwriter of the Funds. Ms. Head is an officer of the Funds and the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

*** Other affiliated companies consist of: First Investors Realty
    Company, Inc., First Investors Life Insurance Company, First Investors
    Leverage Corporation, Route 33 Realty Corporation, First Investors
    Credit Funding Corporation, N.A.K. Realty Corporation, Real Property
    Development Corporation, School Financial Management Services, Inc.,
    First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.


                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
OFFICERS WHO ARE NOT DIRECTORS

Joseph I. Benedek 45     Treasurer                Treasurer                50               None
c/o First Investors      since 1988               and Principal
Management Company, Inc.                          Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso 71        Vice President           Vice President of        50               None
c/o First Investors      and Secretary            First Investors
Management Company, Inc. since 1984               Management
95 Wall Street                                    Company, Inc.
New York, NY 10005                                and Secretary
                                                  of the
                                                  First Investors
                                                  Family of
                                                  Funds


FIRST INVESTORS SPECIAL BOND FUND, INC.
Shareholder Information

Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
1818 Market Street
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.